As filed with the Securities and Exchange Commission on December 27, 2001

Registration No. 333-________

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM S-8
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

COUNTRYWIDE CREDIT INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	95-4083087
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

4500 Park Granada Calabasas, CA (Address of Principal Executive Offices)	91302 (Zip Code)

Countrywide Credit Industries, Inc.2000
Stock Option Plan
(Full title of the Plan)

Sandor E. Samuels, General Counsel
4500 Park Granada
Calabasas, CA 91302
(Name and address of agent for service)

(818) 225-3505
(Telephone Number, including area code, of agent for service)

CALCULATION OF REGISTRATION FEE

============================ =================== ======================= ====================== ======================
 Title of Securities to be      Amount to be        Proposed Maximum       Proposed Maximum           Amount of
        Registered           Registered1           Offering Price Per     Aggregate Offering      Registration Fee
                                                         Share           Price2

---------------------------- ------------------- ----------------------- ---------------------- ----------------------

       Common Stock           5,000,000 shares          $41.205              $206,025,000              $49,240
 $.05 par value per share
============================ =================== ======================= ====================== ======================

Explanatory Note

        Pursuant to general instruction E to Form S-8 under the Securities Act of 1933, as amended, this Registration Statement relates to the amendment of the 2000 Stock Option Plan to increase the number of shares of the registrant’s common stock available for issuance upon the exercise of stock options under such stock option plan from 5,500,000 to 10,500,000 (an increase of 5,000,000 shares).

        The contents of the registrant’s Registration Statement on Form S-8 (File No. 333-47096) filed with the Securities and Exchange Commission on October 2, 2000 are incorporated by reference herein.

PART II

Item 8. Exhibits

Exhibit Number                    Description

4.1                  Countrywide Credit Industries, Inc. 2000 Stock Option Plan (incorporated by reference to
                     Appendix A of the Notice and Proxy Statement (File No. 001-12331-01) filed with the Securities and Exchange Commission on June 7, 2000)

4.1.1                Amendment No. 1 to Countrywide Credit Industries, Inc. 2000 Stock Option Plan (incorporated by reference to Exhibit 10.22.7 to Countrywide Credit Industries' Quarterly Report on Form 10-Q
                     dated May 31, 2001)

4.1.2                Amendment No. 2 to Countrywide Credit Industries, Inc. 2000 Stock Option Plan (incorporated by reference to Exhibit 10.22.8 to Countrywide Credit Industries' Quarterly Report on Form 10-Q
                     dated May 31, 2001)

4.1.3                Amendment No. 3 to Countrywide Credit Industries, Inc. 2000 Stock Option Plan (incorporated by reference to Exhibit 10.22.9 to Countrywide Credit Industries' Quarterly Report on Form 10-Q
                     dated May 31, 2001)

4.2                  Specimen Certificate of Countrywide Credit Industries' Common Stock (incorporated by reference to Exhibit 4.2 to Countrywide Credit Industries' Current Report on Form 8-K dated February 6,
                     1987)

4.3                  Certificate of Amendment of Restated Certificate of Incorporation of Countrywide Credit
                     Industries (incorporated by reference to Exhibit 4.1 to Countrywide Credit Industries'
                     Quarterly Report on Form 10-Q dated August 31, 1987)

4.4                  Restated Certificate of Incorporation of Countrywide Credit Industries (incorporated by reference to Exhibit 4.2 to Countrywide Credit Industries' Quarterly Report on Form 10-Q dated
                     August 31, 1987)

4.4.1                Certificate of Amendment of Certificate of Incorporation of Countrywide Credit Industries as
                     reported under Item 4, Submission of Matters to a Vote of Security Holders, in Countrywide
                     Credit Industries' Quarterly Report on Form 10-Q dated May 31, 1992 (incorporated by reference to Exhibit 3.2.1 to Countrywide Credit Industries' Registration Statement on Form S-3 dated
                     October 31, 2001)

4.4.2                Certificate of Change of Location of Registered Office and of Registered Agent of Countrywide
                     Credit Industries dated January 19, 1993 (incorporated by reference to Exhibit 3.2.2 to
                     Countrywide Credit Industries' Registration Statement on Form S-3 dated October 31, 2001)

4.5                  Bylaws of Countrywide Credit Industries, as amended and restated (incorporated by reference to
                     Countrywide Credit Industries' Current Report on Form 8-K dated February 10, 1988)

4.5.1                Amendment to Bylaws of Countrywide Credit Industries, Inc. dated January 28, 1998 (incorporated by reference to Exhibit 3.3.1 to Countrywide Credit Industries' Annual Report on Form 10-K
                     dated February 28, 1998).

4.5.2                Amendment to Bylaws of Countrywide Credit Industries, Inc. dated February 3, 1998 (incorporated by reference to Exhibit 3.3.1 to Countrywide Credit Industries' Annual Report on Form 10-K
                     dated February 28, 1998).

4.5.3                Amendment to Bylaws of Countrywide Credit Industries, Inc. dated March 24, 2000 (incorporated by reference to Exhibit 3.3.3 to Countrywide Credit Industries' Annual Report on Form 10-K
                     dated February 29, 2000).

4.5.4                Amendment to Bylaws of Countrywide Credit Industries, Inc. dated September 28, 2000
                     (incorporated by reference to Exhibit 3.3.4 to Countrywide Credit Industries' Quarterly Report
                     on Form 10-Q dated August 31, 2000).

4.6                  Rights Agreement, dated as of February 10, 1988, between Countrywide Credit Industries and Bank of America NT & SA, as Rights Agent (incorporated by reference to Exhibit 4 to Countrywide
                     Credit Industries' Form 8-A filed on February 12, 1988)

4.7                  Amendment No. 1 to Rights Agreement, dated as of March 24, 1992, between Countrywide Credit
                     Industries and Bank of America NT & SA, as Rights Agent (incorporated by reference to Exhibit 1 to Countrywide Credit Industries' Form 8 filed on March 27, 1992)

4.8                  Amendment No. 2 to Rights Agreement, dated as of February 10, 1995, between the Company and The
                     Bank of New York, as Successor Rights Agent (incorporated by reference to Exhibit 4.1.2 to
                     Countrywide Credit Industries' Registration Statement on Form S-3 dated October 31, 2001)

4.9                  Amended and Restated Rights Agreement, dated as of November 27, 2001, between Countrywide
                     Credit Industries and The Bank of New York, as Rights Agent (incorporated by reference to
                     Exhibit 1 to Countrywide Credit Industries' Form 8-A/A filed on December 10, 2001)

5.1                  Opinion of Sandor E. Samuels, General Counsel of the Company as to the legality of securities being registered.

23.1                 Consent of Grant Thornton LLP, Independent Certified Public Accountants

23.2                 Consent of Counsel (included in Opinion filed as Exhibit 5.1)

24.1                 Power of Attorney (included on signature pages filed herewith)

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, Countrywide Credit Industries, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Calabasas, State of California, on the __ day of December, 2001.

COUNTRYWIDE CREDIT INDUSTRIES, INC.

By: /S/ ANGELO R. MOZILO
Angelo R. Mozilo
Chairman of the Board
of Directors and Chief Executive Officer

POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Angelo R. Mozilo, Stanford L. Kurland, Thomas K. McLaughlin and Sandor E. Samuels, and each of them, his true and lawful attorneys-in-fact and agents, with full powers of substitution and resubstitution, for and in his name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and any registration statement related to the offering contemplated by this Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as might or could be done in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

                    Signature                                         Title                              Date
                    ---------                                         -----                              ----
              /S/ ANGELO R. MOZILO                     Chairman of the Board of                   December __, 2001
--------------------------------------------------
                Angelo R. Mozilo                       Directors, Chief Executive Officer
                                                       and President (Principal Executive
                                                       Officer); Director
            /S/ THOMAS K. MCLAUGHLIN                   Managing Director and                      December __, 2001
--------------------------------------------------
              Thomas K. McLaughlin                     Chief Financial Officer (Principal
                                                       Financial and Accounting Officer)
              /S/ HENRY G. CISNEROS                    Director                                   December __, 2001
--------------------------------------------------
                Henry G. Cisneros
--------------------------------------------------
            /S/ JEFFREY M. CUNNINGHAM                  Director                                   December __, 2001
--------------------------------------------------
              Jeffrey M. Cunningham

              /S/ ROBERT J. DONATO                     Director                                   December __, 2001
--------------------------------------------------
                Robert J. Donato
            /S/ MICHAEL E. DOUGHERTY                   Director                                   December __, 2001
--------------------------------------------------
              Michael E. Dougherty
                 /S/ BEN M. ENIS                       Director                                   December __, 2001
--------------------------------------------------
                   Ben M. Enis
                /S/ EDWIN HELLER                       Director                                   December __, 2001
--------------------------------------------------
                  Edwin Heller
           /S/ GWENDOLYN STEWART KING                  Director                                   December __, 2001
--------------------------------------------------
             Gwendolyn Stewart King
--------------------------------------------------
             /S/ STANFORD L KURLAND                    Executive Managing Director                December __, 2001
--------------------------------------------------
               Stanford L. Kurland                     and Chief Operating Officer;
                                                       Director

             /S/ OSCAR P. ROBERTSON                    Director                                   December __, 2001
--------------------------------------------------
               Oscar P. Robertson

              /S/ HARLEY W. SNYDER                     Director                                   December __, 2001
--------------------------------------------------
                Harley W. Snyder

EXHIBIT INDEX

Exhibit Number                    Description

4.1                  Countrywide Credit Industries, Inc. 2000 Stock Option Plan (incorporated by reference to
                     Appendix A of the Notice and Proxy Statement (File No. 001-12331-01) filed with the Securities and Exchange Commission on June 7, 2000)

4.1.1                Amendment No. 1 to Countrywide Credit Industries, Inc. 2000 Stock Option Plan (incorporated by reference to Exhibit 10.22.7 to Countrywide Credit Industries' Quarterly Report on Form 10-Q
                     dated May 31, 2001)

4.1.2                Amendment No. 2 to Countrywide Credit Industries, Inc. 2000 Stock Option Plan (incorporated by reference to Exhibit 10.22.8 to Countrywide Credit Industries' Quarterly Report on Form 10-Q
                     dated May 31, 2001)

4.1.3                Amendment No. 3 to Countrywide Credit Industries, Inc. 2000 Stock Option Plan (incorporated by reference to Exhibit 10.22.9 to Countrywide Credit Industries' Quarterly Report on Form 10-Q
                     dated May 31, 2001)

4.2                  Specimen Certificate of Countrywide Credit Industries' Common Stock (incorporated by reference to Exhibit 4.2 to Countrywide Credit Industries' Current Report on Form 8-K dated February 6,
                     1987)

4.3                  Certificate of Amendment of Restated Certificate of Incorporation of Countrywide Credit
                     Industries (incorporated by reference to Exhibit 4.1 to Countrywide Credit Industries'
                     Quarterly Report on Form 10-Q dated August 31, 1987)

4.4                  Restated Certificate of Incorporation of Countrywide Credit Industries (incorporated by reference to Exhibit 4.2 to Countrywide Credit Industries' Quarterly Report on Form 10-Q dated
                     August 31, 1987)

4.4.1                Certificate of Amendment of Certificate of Incorporation of Countrywide Credit Industries as
                     reported under Item 4, Submission of Matters to a Vote of Security Holders, in Countrywide
                     Credit Industries' Quarterly Report on Form 10-Q dated May 31, 1992 (incorporated by reference to Exhibit 3.2.1 to Countrywide Credit Industries' Registration Statement on Form S-3 dated
                     October 31, 2001)

4.4.2                Certificate of Change of Location of Registered Office and of Registered Agent of Countrywide
                     Credit Industries dated January 19, 1993 (incorporated by reference to Exhibit 3.2.2 to
                     Countrywide Credit Industries' Registration Statement on Form S-3 dated October 31, 2001)

4.5                  Bylaws of Countrywide Credit Industries, as amended and restated (incorporated by reference to
                     Countrywide Credit Industries' Current Report on Form 8-K dated February 10, 1988)

4.5.1                Amendment to Bylaws of Countrywide Credit Industries, Inc. dated January 28, 1998 (incorporated by reference to Exhibit 3.3.1 to Countrywide Credit Industries' Annual Report on Form 10-K
                     dated February 28, 1998).

4.5.2                Amendment to Bylaws of Countrywide Credit Industries, Inc. dated February 3, 1998 (incorporated by reference to Exhibit 3.3.1 to Countrywide Credit Industries' Annual Report on Form 10-K
                     dated February 28, 1998).

4.5.3                Amendment to Bylaws of Countrywide Credit Industries, Inc. dated March 24, 2000 (incorporated by reference to Exhibit 3.3.3 to Countrywide Credit Industries' Annual Report on Form 10-K
                     dated February 29, 2000).

4.5.4                Amendment to Bylaws of Countrywide Credit Industries, Inc. dated September 28, 2000
                     (incorporated by reference to Exhibit 3.3.4 to Countrywide Credit Industries' Quarterly Report
                     on Form 10-Q dated August 31, 2000).

4.6                  Rights Agreement, dated as of February 10, 1988, between Countrywide Credit Industries and Bank of America NT & SA, as Rights Agent (incorporated by reference to Exhibit 4 to Countrywide
                     Credit Industries' Form 8-A filed on February 12, 1988)

4.7                  Amendment No. 1 to Rights Agreement, dated as of March 24, 1992, between Countrywide Credit
                     Industries and Bank of America NT & SA, as Rights Agent (incorporated by reference to Exhibit 1 to Countrywide Credit Industries' Form 8 filed on March 27, 1992)

4.8                  Amendment No. 2 to Rights Agreement, dated as of February 10, 1995, between the Company and The
                     Bank of New York, as Successor Rights Agent (incorporated by reference to Exhibit 4.1.2 to
                     Countrywide Credit Industries' Registration Statement on Form S-3 dated October 31, 2001)

4.9                  Amended and Restated Rights Agreement, dated as of November 27, 2001, between Countrywide
                     Credit Industries and The Bank of New York, as Rights Agent (incorporated by reference to
                     Exhibit 1 to Countrywide Credit Industries' Form 8-A/A filed on December 10, 2001)

5.1*                 Opinion of Sandor E. Samuels, General Counsel of the Company as to the legality of securities being registered.

23.1*                Consent of Grant Thornton LLP, Independent Certified Public Accountants

23.2*                Consent of Counsel (included in Opinion filed as Exhibit 5.1)

24.1*                Power of Attorney (included on signature pages filed herewith)
---------------
* Filed herewith
--------
1	Includes an indeterminate number of additional shares that may be issued to adjust the number of shares issued pursuant to the 2000 Stock Option Plan described herein as the result of any future stock split, stock dividend or similar adjustment of Company's Common Stock.
2	Estimated solely for purposes of calculating the registration fee. Pursuant to Rule 457(h) of the Securities Act of 1933, the proposed maximum offering price per share is based on the average high and low prices of the Common Stock as reported by the New York Stock Exchange on December 26, 2001.